FORM T1

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY

                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)
                           _____________________

                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

                New York                              135160382
       (State of incorporation if                  (I.R.S employer
        not a U.S. national bank)                 identification no.)

        One Wall Street, New York, N.Y.                      10286
       (Adddress of principal executive offices)          (Zip code)
                           _____________________

                       CHASE CREDIT CARD MASTER TRUST
            (Exact name of obligor as specified in its charter)

                    Delaware                          22-2382028
       (State or other jurisdiction of            (I.R.S. employer
        incorporation or organization)            identification no.)

        802 Delaware Avenue
        Wilmington, Delaware                                19801
       (Adddress of principal executive offices)          (Zip code)
                           ______________________

                         Asset Backed Certificates
                             Asset Backed Notes
                    (Title of the indenture securities)



 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
      TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Name                              Address
                ----                              -------
      Superintendent of Banks of      2 Rector Street, New York, N.Y.  10006,
        the State of New York         and Albany, N.Y. 12203

      Federal Reserve Bank of         33 Liberty Plaza, New York, N.Y.  10045
        New York

      Federal Deposit Insurance       Washington, D.C.  20429
        Corporation

      New York Clearing House         New York, New York  10005
        Association

      (b)  BWHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

 2.   AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

 16.  LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND
      17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T1 filed with Registration Statement No. 336215, Exhibits 1a and 1b to Form T1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T1 filed with Registration Statement No. 3329637.)

      4. A copy of the existing Bylaws of the Trustee. (Exhibit 4 to Form T1 filed with Registration Statement No. 3331019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T1 filed with Registration Statement No. 3344051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




                                 SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of August, 1999.

                                    THE BANK OF NEWYORK


                                    By:  /s/  REMO J. REALE
                                       -----------------------------
                                       Name:  REMO J. REALE
                                       Title: VICE PRESIDENT





                    Consolidated Report of Condition of

                            THE BANK OF NEW YORK

                  of One Wall Street, New York, N.Y. 10286
                   And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                  Dollar Amounts
                                                                                  In Thousands

ASSETS In Thousands Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                               $5,597,807
   Interest-bearing balances...........................                                4,075,775
Securities:
   Held-to-maturity securities.........................                                  785,167
   Available-for-sale securities.......................                                4,159,891
Federal funds sold and Securities purchased under
   agreements to resell................................                                2,476,963
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income............................................                               38,028,772
   LESS: Allowance for loan and
     lease losses......................................                                  568,617
   LESS: Allocated transfer risk
     reserve..........................................                                    16,352
   Loans and leases, net of unearned income,
     allowance, and reserve............................                               37,443,803
Trading Assets.........................................                                1,563,671
Premises and fixed assets (including capitalized
   leases).............................................                                  683,587
Other real estate owned................................                                   10,995
Investments in unconsolidated subsidiaries and
   associated companies................................                                  184,661
Customers' liability to this bank on acceptances
   outstanding.........................................                                  812,015
Intangible assets......................................                                1,135,572
Other assets...........................................                                5,607,019
Total assets...........................................                              $64,536,926
LIABILITIES
Deposits:
   In domestic offices.................................                              $26,488,980
   Noninterest-bearing.................................                               10,626,811
   Interest-bearing....................................                               15,862,169
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                               20,655,414
   Noninterest-bearing.................................                                  156,471
   Interest-bearing....................................                               20,498,943
Federal funds purchased and Securities sold under
   agreements to repurchase............................                                3,729,439
Demand notes issued to the U.S.Treasury................                                  257,860
Trading liabilities....................................                                1,987,450
Other borrowed money:
   With remaining maturity of one year or less.........                                  496,235
   With remaining maturity of more than one year
     through three years...............................                                      465
   With remaining maturity of more than three years....                                   31,080
Bank's liability on acceptances executed and
   outstanding.........................................                                  822,455
Subordinated notes and debentures......................                                1,308,000
Other liabilities......................................                                2,846,649
                                                                                     ------------
Total liabilities......................................                               58,624,027
                                                                                     ===========
EQUITY CAPITAL
Common stock...........................................                                1,135,284
Surplus................................................                                  815,314
Undivided profits and capital reserves.................                                4,001,767
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                                  (7,956)
Cumulative foreign currency translation adjustments....
                                                                                        (31,510)
                                                                                     -----------
Total equity capital...................................                                5,912,899
                                                                                     -----------
Total liabilities and equity capital...................                              $64,536,926
                                                                                     ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                           Thomas J. Mastro


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Alan R. Griffith            Directors
Gerald L. Hassell